UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

BUCKEYE TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14030	62-1518973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Tillman Street Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 320-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 23, 2013, Buckeye Technologies Inc. (the “Company”), a Delaware corporation, completed its previously announced merger with GP Cellulose Group LLC (the “Purchaser”), a Delaware limited liability company and wholly-owned subsidiary of Georgia-Pacific LLC, a Delaware limited liability company (“Georgia-Pacific”). Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of April 23, 2013 (the “Merger Agreement”), by and among Georgia-Pacific, the Purchaser and the Company, the Purchaser was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), the Company became a wholly-owned subsidiary of Georgia-Pacific.

At the Effective Time, each issued and outstanding share of common stock of the Company, par value $0.01 per share (the “Shares”), other than shares of the Company’s common stock held in treasury by the Company or owned by any subsidiary of the Company or Georgia-Pacific or any subsidiary of Georgia-Pacific, including the Purchaser (such Shares, “Treasury or Parent-Owned Shares”), was converted into the right to receive $37.50 per share (the “Merger Consideration”), net to the holder in cash, without interest, subject to any withholding of taxes required by applicable law.

Immediately prior to the Effective Time,

•

each unexpired and unexercised option to purchase Shares under any stock option or other equity or equity-based plan of the Company, whether or not then exercisable or vested, was canceled and, in exchange for such option, the former holder of such canceled option is entitled to receive a cash payment (subject to any withholding or other taxes required by applicable law) in an amount equal to the total number of Shares subject to the option multiplied by the amount by which the Merger Consideration exceeds the exercise price per share of the option;

•

each unexpired and unexercised stock appreciation right based on the value of Shares, whether or not then exercisable or vested, was canceled and, in exchange therefor, the former holder of such canceled stock appreciation right is entitled to receive a payment in cash (subject to any withholding or other taxes required by applicable law) of an amount equal to the total number of Shares subject to such stock appreciation right multiplied by the amount by which the Merger Consideration exceeds the base price per Share subject to such stock appreciation right; and

•

each Share subject to forfeiture restrictions, repurchase rights or other restrictions under the Company’s equity plans vested in full and all restrictions otherwise applicable to such Share lapsed and such Share was converted into the right to receive the Merger Consideration, subject to any withholding of taxes required by applicable law.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, on August 23, 2013, the Company notified the New York Stock Exchange (the “NYSE”) that each Share (other than Treasury or Parent-Owned Shares, which were cancelled as a result of the Merger) was converted into the right to receive the Merger Consideration, and requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to delisting of the Shares. As of the close of business on August 23, 2013, the Shares, which traded under the symbol “BKI,” ceased trading on, and are being delisted from, the NYSE. Additionally, the Company intends to file with the SEC a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

The disclosures set forth under Item 2.01 above and Item 3.01 above are incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant

As a result of the Merger, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Georgia-Pacific. The disclosure set forth under Item 2.01 and 5.02 are incorporated into this Item 5.01 by reference. The funds used to consummate the Merger were provided by Georgia-Pacific and its affiliates and available cash from the Company’s balance sheet.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Pursuant to the terms of the Merger Agreement, the managers of the Purchaser immediately prior to the Effective Time or such other individuals designated by the Parent as of the Effective Time, from and after the Effective Time, became the directors of the Surviving Corporation. Furthermore, pursuant to the terms of the Merger Agreement, each of the officers of the Company immediately prior to the Effective Time, from and after the Effective Time, shall continue as the officers of the Surviving Corporation.

Item 8.01. Other Events

On August 23, 2013, the Company issued a joint press release with Georgia-Pacific relating to the completion of the transactions contemplated by the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of April 23, 2013, by and among Georgia-Pacific LLC, GP Cellulose Group LLC and Buckeye Technologies Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 24, 2013).

99.1	Press Release, issued by Buckeye Technologies Inc. and Georgia-Pacific LLC, dated August 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE TECHNOLOGIES INC.

Date: August 23, 2013	By:	/s/ Sheila Jordan Cunningham
Sheila Jordan Cunningham
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 23, 2013, by and among Georgia-Pacific LLC, GP Cellulose Group LLC and Buckeye Technologies Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 24, 2013).

99.1	Press Release, issued by Buckeye Technologies Inc. and Georgia-Pacific LLC, dated August 23, 2013.